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                                                                      EXHIBIT 21




                                 SUBSIDIARY LIST
                               AS OF JUNE 30, 2000

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                                                                                                  STATE OF INCORPORATION
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Overall Parent Company:

         Rural/Metro Corporation                                                                      Delaware

Subsidiaries of Rural/Metro Corporation (Delaware):

         Aid Ambulance at Vigo County, Inc.                                                           Indiana
         Ambulance Transport Systems, Inc.                                                            New Jersey
         Donlock, Ltd.                                                                                Pennsylvania
         Medical Emergency Devices and Services (MEDS), Inc.                                          Arizona
         Metro Care Corp                                                                              Ohio
         MO-RO-KO, Inc.                                                                               Arizona
         Multi-Care Medical Car Service, Inc.                                                         New Jersey
         Multi-Health Corp                                                                            Florida
         Myers Ambulance Service, Inc.                                                                Indiana
         North Miss. Ambulance Service, Inc.                                                          Mississippi
         Professional Medical Services, Inc.                                                          Arkansas
         RMFD of New Jersey, Inc.                                                                     Delaware
         R/M Partners, Inc.                                                                           Delaware
         Rural/Metro Communications Services, Inc.                                                    Delaware
         Rural/Metro Corporation                                                                      Arizona
         Rural/Metro International, Inc.                                                              Delaware
         Rural/Metro Logistics, Inc.                                                                  Delaware
         Rural/Metro Mid-Atlantic, Inc.                                                               Delaware
         Rural/Metro of Colorado, Inc.                                                                Delaware
         Rural/Metro of Greater Seattle, Inc.                                                         Washington
         Rural/Metro of Nevada, Inc.                                                                  Delaware
         Rural/Metro of Southern Ohio, Inc.                                                           Ohio
         SW General, Inc.                                                                             Arizona
         South Georgia Emergency Medical Services, Inc.                                               Georgia
         Southwest Ambulance of Casa Grande, Inc.                                                     Arizona
         Southwest General Services, Inc.                                                             Arizona
         The Aid Company, Inc.                                                                        Indiana

Subsidiaries of Rural/Metro Corporation (Arizona):

         Coronado Health Services, Inc.                                                               Arizona
         R/M of Mississippi, Inc.                                                                     Delaware
         R/M Management Co., Inc.                                                                     Arizona
         R/M Servicios de Salud e Incendios (Bolivia) S.A. (2%)                                       Bolivia
         RMC Corporate Center, L.L.C. (1%)                                                            Arizona
         RMC Insurance Ltd.                                                                           Barbados

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
         Rural/Metro Corporation of Florida                                                           Florida
         Rural/Metro Corporation of Tennessee                                                         Tennessee
         Rural/Metro Fire Dept., Inc.                                                                 Arizona
         Rural/Metro of Alabama, Inc.                                                                 Delaware
         Rural/Metro of Arkansas, Inc.                                                                Delaware
         Rural/Metro of California, Inc.                                                              Delaware
         Rural/Metro of Georgia, Inc.                                                                 Delaware
         Rural/Metro of Indiana, Inc.                                                                 Delaware
         Rural/Metro of Kentucky, Inc.                                                                Delaware
         Rural/Metro of Nebraska, Inc.                                                                Delaware
         Rural/Metro of New York, Inc.                                                                Delaware
         Rural/Metro of Ohio, Inc.                                                                    Delaware
         Rural/Metro of Oregon, Inc.                                                                  Delaware
         Rural/Metro of South Carolina, Inc.                                                          Delaware
         Rural/Metro of South Dakota, Inc.                                                            Delaware
         Rural/Metro Protection Services, Inc.                                                        Arizona
         Rural/Metro Texas Holdings, Inc.                                                             Delaware
         W & W Leasing Company, Inc.                                                                  Arizona

Subsidiaries of Aid Ambulance at Vigo County, Inc:

         Rural/Metro of Indiana II, L.P. (99%)                                                        Delaware

Subsidiaries of Ambulance Transport Systems, Inc.:

         Keefe & Keefe Ambulette, Ltd.                                                                New York
         Keefe & Keefe, Inc.                                                                          New York

Subsidiaries of Keefe & Keefe, Inc.:

         Multi Cab Inc.                                                                               New Jersey
         Multi-Care International, Inc.                                                               New Jersey

Subsidiaries of MO-RO-KO, Inc.:

         Southwest Ambulance of Tucson, Inc.                                                          Arizona

Subsidiaries of North Miss. Ambulance Service, Inc.:

         Rural/Metro Mid-South, L.P. (99%)                                                            Delaware

Subsidiaries of R/M Management Co., Inc.:

         R/M Servicios de Salud e Incendios (Bolivia) S.A. (2%)                                       Bolivia



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
Subsidiaries of R/M Partners, Inc.:

         HealthRide of Cleveland, Inc. (19.9%)                                                        Delaware
         Rural/Metro Mid-Atlantic II, Inc. (50%)                                                      Delaware
         We Care Bus Transportation, Inc. (33%)                                                       New York
         We Care Transportation, Inc. (33%)                                                           New York

Subsidiaries of HealthRide of Cleveland, Inc:

         Future Age, Inc.                                                                             Ohio

Subsidiaries of Rural/Metro Mid-Atlantic II, Inc.:

         Mobile Medical Transportation, Inc.                                                          Maryland

Subsidiaries of Mobile Medical Transportation, Inc.:

         Choice American Ambulance Service, Inc.                                                      Virginia
         Medical Transportation System, LLC (50%)                                                     Maryland

Subsidiaries of RMC Insurance, Ltd.:

         RMC Corporate Center, L.L.C. (99%)                                                           Arizona

Subsidiaries of R/M of Mississippi, Inc.:

         Rural/Metro of Mississippi, Inc.                                                             Delaware

Subsidiaries of Rural/Metro Corporation of Florida:

         Rural/Metro of North Florida, Inc.                                                           Florida

Subsidiaries of Rural/Metro Corporation of Tennessee:

         R/M of Tennessee G.P., Inc.                                                                  Delaware
         R/M of Tennessee L.P., Inc.                                                                  Delaware

Subsidiaries of R/M of Tennessee G.P., Inc.:

         Rural/Metro Mid-South, L.P. (1%)                                                             Delaware
         Rural/Metro of Tennessee, L.P. (1%)                                                          Delaware

Subsidiaries of R/M of Tennessee L.P., Inc.:

         Rural/Metro of Tennessee, L.P. (99%)                                                         Delaware
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
Subsidiaries of Rural/Metro Logistics, Inc.:

         Rural/Metro Hospital Services, Inc:                                                          Delaware

Subsidiaries of Rural/Metro of Alabama, Inc.:

         Medstar Emergency Medical Services, Inc.                                                     Delaware
         RISC America Alabama Fire Safety Services, Inc.                                              Delaware
         Rural/Metro of Central Alabama, Inc.                                                         Delaware

Subsidiaries of Rural/Metro of California, Inc.:

         Rural/Metro of San Diego, Inc.                                                               California

Subsidiaries of Rural/Metro of San Diego, Inc.

         San Diego Medical Services Enterprise, LLC. (50%)                                            California

Subsidiaries of Rural/Metro of Colorado, Inc.:

         Rural/Metro of Central Colorado, Inc.                                                        Delaware

Subsidiaries of Rural/Metro of Georgia, Inc.:

         Coastal EMS, Inc.                                                                            Georgia
         E.M.S. Ventures, Inc.                                                                        Georgia
         Medi-Cab of Georgia, Inc.                                                                    Delaware

Subsidiaries of Rural/Metro of Greater Seattle, Inc.:

         Arrow Ambulance, Inc.                                                                        Idaho

Subsidiaries of Rural/Metro of Indiana, Inc.:

         The Aid Ambulance Company                                                                    Delaware

Subsidiaries of The Aid Ambulance Company:

         Rural/Metro of Indiana, L.P. (1%)                                                            Delaware
         Rural/Metro of Indiana II, L.P. (1%)                                                         Delaware

Subsidiaries of Rural/Metro of Kentucky, Inc.:

         Mercury Ambulance Service, Inc.                                                              Kentucky

Subsidiaries of Rural/Metro of Nebraska, Inc.:

         Eastern Ambulance Service, Inc.                                                              Nebraska
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
Subsidiaries of Eastern Ambulance Service, Inc.:

         Eastern Ambulance Service, Inc. - Lincoln (50%)                                              Nebraska

Subsidiaries of Rural/Metro of Nevada, Inc.:

         Southwest Ambulance - Las Vegas, Inc. (19.9%)                                                Nevada

Subsidiaries of Rural/Metro of New York, Inc.:

         Corning Ambulance Service Inc.                                                               New York
         Eastern Paramedics, Inc.                                                                     Delaware
         LaSalle Ambulance, Inc.                                                                      New York
         Rural/Metro of Rochester, Inc.                                                               New York
         Towns Ambulance Service, Inc.                                                                New York

Subsidiaries of Rural/Metro of Rochester, Inc.:

         Beacon Transportation, Inc.                                                                  New York
         National Ambulance & Oxygen Service, Inc.                                                    New York

Subsidiaries of Rural/Metro of Ohio, Inc.:

         Gold Cross Ambulance Services, Inc.                                                          Delaware
         Rural/Metro of Central Ohio, Inc.                                                            Delaware
         Rural/Metro of Northern Ohio, Inc.                                                           Delaware

Subsidiaries of Gold Cross Ambulance Services, Inc.:

         Gold Cross Ambulance Service of Pa., Inc.                                                    Ohio

Subsidiaries of Rural/Metro of Central Ohio, Inc.:

         American Limousine Service, Inc.                                                             Ohio

Subsidiaries of Rural/Metro of Oregon, Inc.:

         Valley Fire Service, Inc.                                                                    Delaware

Subsidiaries of Rural/Metro of South Carolina, Inc.:

         EMS Ventures of South Carolina, Inc.                                                         South Carolina

Subsidiaries of Rural/Metro of South Dakota, Inc.:

         Medical Transportation Services, Inc.                                                        South Dakota
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
Subsidiaries of Medical Transportation Services, Inc.:

         Sioux Falls Ambulance, Inc.                                                                  South Dakota

Subsidiaries of Rural/Metro Texas Holdings, Inc.:

         R/M of Texas G.P., Inc.                                                                      Delaware
         Rural/Metro of Arlington, Inc.                                                               Delaware
         Rural/Metro of Texas, Inc.                                                                   Delaware

Subsidiaries of R/M of Texas G.P., Inc.:

         Rural/Metro of North Texas, L.P. (1%).                                                       Delaware
         Rural/Metro of Texas, L.P. (1%)                                                              Delaware

Subsidiaries of Rural/Metro of Texas, Inc.:

         Rural/Metro of North Texas, L.P. (99%).                                                      Delaware
         Rural/Metro of Texas, L.P. (99%)                                                             Delaware

Subsidiaries of Southwest Ambulance of Casa Grande, Inc.:

         Southwest Ambulance and Rescue of Arizona, Inc.                                              Arizona

Subsidiaries of Southwest General Services, Inc.:

         Southwest General Services of Dallas, LLC (19.9%)                                            Delaware

Subsidiaries of The Aid Company, Inc.:

         Rural/Metro of Indiana, L.P. (99%)                                                           Delaware


INTERNATIONAL:

Subsidiaries of Rural/Metro International, Inc.:

         R/M Servicios de Salud e Incendios (Bolivia) S.A. (96%)                                      Bolivia
         Rural/Metro Argentina, L.L.C.                                                                Arizona
         Rural/Metro Brasil, L.L.C.                                                                   Arizona
         Rural/Metro Canadian Holdings, Inc.                                                          Delaware
         Rural/Metro Netherlands Holdings, B.V.                                                       Netherlands
         Rural/Metro of Argentina, Inc.                                                               Delaware
         Rural/Metro of Argentina S.A. (1%)                                                           Argentina
         Rural/Metro of Brasil, Inc.                                                                  Delaware
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
Subsidiaries of Rural/Metro Canadian Holdings, Inc.:

         Rural/Metro of Canada Company                                                                Nova Scotia

Subsidiaries of Rural/Metro of Canada Company:

         Rural/Metro of Ontario Company                                                               Nova Scotia

Subsidiaries of Rural/Metro of Ontario Company:

         3012525 Nova Scotia Company                                                                  Nova Scotia
         Lakeshore Emergency Service Company                                                          Nova Scotia
         Lindsay and District Ambulance Service Company                                               Nova Scotia
         Noel Ambulance Service Company                                                               Nova Scotia
         Owen Sound Emergency Services Company                                                        Nova Scotia
         Port Colborne & District Ambulance Service Company                                           Nova Scotia

Subsidiaries of Rural/Metro Argentina, L.L.C.:

         Rural/Metro Inversora, SRL Argentina Subsidiaries of Rural/Metro

Inversora, SRL:

         Samti Sala Movil de Terapia Intensiva SRL                                                    Argentina
         Screen Medico S.A.                                                                           Argentina
         Instituto de Investigaciones del Corazon Inicor S.A. ("Sume")                                Argentina

Subsidiaries of Rural/Metro Brasil, L.L.C.:

         Line of Duty, Ltda (99%)                                                                     Brasil

Subsidiaries of Rural/Metro of Brasil, Inc.:

         Line of Duty, Ltda (1%)                                                                      Brasil

Subsidiaries of Rural/Metro Netherlands Holdings B.V.:

         Rural/Metro of Argentina, S.A. (99%)                                                         Argentina

Subsidiaries of Rural/Metro of Argentina, S.A.:

         G.E.A. S.A.                                                                                  Argentina
         Peimu S.A.(1)                                                                                Argentina

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(1)  Marlon S.A., Recor S.A. and Semercor S.A., all Argentina corporations, merged into Peimu S.A.




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                              LIMITED PARTNERSHIPS

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                                                                                                  STATE OF ORGANIZATION
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
Rural/Metro Mid-South, L.P.                                                                           Delaware
Rural/Metro of Tennessee, L.P.                                                                        Delaware
Rural/Metro of Indiana, L.P.                                                                          Delaware
Rural/Metro of Indiana II, L.P.                                                                       Delaware
Rural/Metro of North Texas, L.P.                                                                      Delaware
Rural/Metro of Texas, L.P.                                                                            Delaware

                                      LLC'S

Medical Transportation System, LLC                                                                    Maryland
        Members:  Mobile Medical Transportation, Inc. (50%)
                     TLC Baltimore Ambulance Service, Inc. (50%)

RMC Corporate Center, L.L.C.                                                                          Arizona
        Members:  RMC Insurance Ltd. (99%)
                     Rural/Metro Corporation, An Arizona corporation (1%)

Rural/Metro Argentina, L.L.C.                                                                         Arizona
        Member:  Rural/Metro International, Inc.

Rural/Metro Brasil, L.L.C.                                                                            Arizona
        Member:  Rural/Metro International, Inc.

San Diego Medical Services Enterprise, LLC                                                            California
        Members:  Rural/Metro of San Diego, Inc. (50%)
                     City of San Diego (50%)

Southwest General Services of Dallas, L.L.C.                                                          Delaware
        Members:  Southwest General Services, Inc. (19.9%)
                      Patrick E. Cantelme (80.1%)





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